UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 23, 2015
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

Order Instituting an Investigation into Compliance with Ex parte Communication Rules

On November 23, 2015, the California Public Utilities Commission (“CPUC”) issued an order instituting an investigation (“OII”) into whether PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (“Utility”), should be sanctioned for violating CPUC rules pertaining to ex parte communications.  Ex parte communications include communication between a decision maker or a Commissioner’s advisor and an interested person concerning substantive issues in certain formal proceedings before the CPUC.  Certain communications are prohibited and others are permissible with proper noticing and reporting.  The OII cites the communications that the Utility reported to the CPUC that the Utility believes may have constituted or described ex parte communications that either should not have been made or that should have been timely reported to the CPUC.  The Utility reported these communications to the CPUC in September 2014, October 2014, December 2014, May 2015, and June 2015.The OII also cites the City of San Bruno’s allegations made in July and November 2014 that certain communications between the Utility’s employees and CPUC personnel made while the CPUC investigations related to the Utility’s natural gas transmission pipeline operations and practices were pending, violated the CPUC’s rules relating to ex parte communications.  The CPUC also will determine whether the Utility’s violations of the ex parte communication rules constitute a violation of Rule 1.1 of the CPUC’s Rules of Practice and Procedure which governs the conduct of those appearing before the CPUC.

The OII requires the Utility to show cause why (1) the CPUC should not find that the Utility violated the CPUC rules and (2) the Utility should not be sanctioned.  The CPUC will determine the penalty to be imposed on the Utility for any proven violation and determine whether shareholders or ratepayers will bear the costs of the investigation.  The CPUC can impose fines of up to $50,000 for each violation, per day.  After an administrative law judge is assigned to the proceeding, a prehearing conference will be held to set the procedural schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: November 24, 2015	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: November 24, 2015	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary